Exhibit 24.1

                                POWER OF ATTORNEY

Each of the undersigned directors and officers of DELUXE CORPORATION, a Minnesota corporation, hereby constitutes and appoints John A. Blanchard III and John H. LeFevre his true and lawful attorneys-in-fact, and each of them, with full power to act without the other, to sign the Company's annual report on Form 10-K for the year ended December 31, 1995, and any and all amendments to such report, and to file the same and any such amendment, with any exhibits, and any other documents in connection with such filing, with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934.

                                                                          Date


/s/ John A. Blanchard III                                                1/31/97
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John A. Blanchard III, Director and Principal Executive Officer

/s/ Harold V. Haverty                                                    1/31/97
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Harold V. Haverty, Director

/s/ Whitney MacMillan                                                     3/9/97
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Whitney MacMillan, Director

/s/ James J. Renier                                                      1/31/97
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James J. Renier, Director

/s/ Barbara B. Grogan                                                    1/31/97
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Barbara B. Grogan, Director

/s/ Allen F. Jacobson                                                    3/10/97
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Allen F. Jacobson, Director

/s/ Stephen P. Nachtsheim                                                1/31/97
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Stephen P. Nachtsheim, Director

/s/ Calvin W. Aurand, Jr.                                                1/31/97
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Calvin W. Aurand, Jr., Director

/s/ Donald R. Hollis                                                     1/31/97
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Stephen P. Nachtsheim, Director

/s/ Robert C. Salipante                                                  1/31/97
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Robert C. Salipante, Director

/s/ Charles M. Osborne                                                   1/31/97
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Charles M. Osborne, Principal Financial Officer and
Principal Accounting Officer